Neuberger Berman Income Funds®
Neuberger Berman High Income Bond Fund
Neuberger Berman Floating Rate Income Fund
Neuberger Berman Short Duration High Income Fund

Supplement to the Summary Prospectuses, Prospectuses, and Statement of Additional Information, each dated February 28, 2015.

Ann Benjamin, co-portfolio manager to Neuberger Berman High Income Bond Fund, Neuberger Berman Floating Rate Income Fund and Neuberger Berman Short Duration High Income Fund (each a “Fund” and collectively, the “Funds”). has announced her decision to retire from the asset management business at the end of 2015.  Ms. Benjamin will cease her portfolio management responsibilities at that time.

Tom O’Reilly will continue to manage the Funds along with Russ Covode and Daniel Doyle on Neuberger Berman High Income Bond Fund and Neuberger Berman Short Duration High Income Fund and along with Stephen Casey, Joseph Lynch and Daniel Doyle on Neuberger Berman Floating Rate Income Fund.  After Ms. Benjamin’s retirement, Patrick Flynn, who currently manages distressed debt portfolios for Neuberger Berman, will become a co-portfolio manager to Neuberger Berman High Income Bond Fund and Neuberger Berman Short Duration High Income Fund.

As a result of Ms. Benjamin’s retirement, effective December 31, 2015, the Funds’ prospectuses, summary prospectuses and statement of additional information will be revised as follows:

All references to Ms. Benjamin are deleted in their entirety.

Additionally, effective December 31, 2015, the Funds’ prospectuses, summary prospectuses and statement of additional information will be revised as follows:

(a) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for Neuberger Berman High Income Bond Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Tom O’Reilly (Managing Director of NBM and NBFI), Russ Covode (Managing Director of NBM and NBFI), Daniel Doyle, CFA (Managing Director of NBM and NBFI) and Patrick Flynn (Managing Director of NBM and NBFI). Mr. O’Reilly has co-managed the Fund since October 2005, Mr. Covode has co-managed the Fund since February 2011, Mr. Doyle has co-managed the Fund since February 2014, and Mr. Flynn has co-managed the Fund since January 2016.

(b) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for Neuberger Berman Short Duration High Income Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Tom O’Reilly (Managing Director of NBM and NBFI), Russ Covode (Managing Director of NBM and NBFI), Daniel Doyle, CFA (Managing Director of NBM and NBFI) and Patrick Flynn (Managing Director of NBM and NBFI). Mr. O’Reilly and Mr. Covode have co-managed the Fund since September 2012, Mr. Doyle has co-managed the Fund since February 2014, and Mr. Flynn has co-managed the Fund since January 2016.

(c) The following is added to the “Portfolio Managers” section of the statutory prospectuses for each of Neuberger Berman High Income Bond Fund and Neuberger Berman Short Duration High Income Fund:

Patrick Flynn is a Managing Director of NBM and NBFI. He has co-managed the Fund since January 2016. Before being named co-portfolio manager to the Fund, Mr. Flynn was co-portfolio manager on the firm’s distressed debt portfolio management team. He joined the firm in 2006.

The date of this supplement is March 3, 2015.

Please retain this supplement for future reference.
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com